As filed, via EDGAR, with the Securities and Exchange  Commission on July 20,
2000.

                                                              File No.: 33-75340
                                                               ICA No.: 811-8360

                          SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Filed by the  registrant  [X]
    Filed by a party other than the  registrant [ ]

    Check the  appropriate  box:
    [ ] Preliminary proxy statement       [ ] Confidential, for Use of the
    [X] Definitive proxy statement            Commission Only
    [ ] Definitive additional materials       (as permitted by Rule 14a-6(e)(2))
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        GUINNESS FLIGHT INVESTMENT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
     [ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101
                                 (800) 915-6565

Dear Asia Blue Chip Fund Shareholder,

I am writing to you and other fellow shareholders of the Asia Blue Chip Fund to ask for your approval to change the investment objective of the Asia Blue Chip Fund. We are seeking this approval at a Special Meeting of Shareholders to be held on August 17, 2000. If the proposal is approved, we plan on transforming the Asia Blue Chip Fund into the Asia New Economy Fund on August 31, 2000. I recognize that the enclosed proxy material can be a bit daunting. I hope in this letter to summarize the proposal and explain the reasons we are asking you to vote to amend the Asia Blue Chip Fund.

Like the US economy, many of the Asian economies are transforming themselves from an industrial base to what is increasingly being referred to as the New Economy. The New Economy is one that is no longer based solely on simple manufacturing but rather on information, intellectual property, global trade and technology. New Economy participants strive to innovate in a competitive global environment. Just as this shift has propelled the US economy forward, we believe it will provide a long-term boost to the growth of Asia. In proposing this change we are seeking to reposition the Fund to take advantage of the transformation underway in Asia. Currently the restriction to invest strictly in blue chip stocks is limiting our ability to invest in many of the New Economy companies operating in Asia.

A change in investment objective requires a shareholder vote and we hope that we receive your approval so that the Fund can better position itself to capitalize on the change and economic development underway in Asia.

Finally, many shareholders feel that their vote cannot possibly matter. Let me assure you that we want your vote. You will appreciate that the Asia Blue Chip Fund is somewhat smaller than most mutual funds and this means that your vote--indeed all votes are important. Please take the time to review the enclosed proxy statement.

You can vote your proxy in one of five ways: through the Internet at http//:www.proxyvote.com; by telephone, with a toll free call to 1-800-690-6903; by mail with the enclosed proxy card; by fax, with a call to 626-795-0593; or in person at the meeting. Should you have any questions please feel free to call us at 1-800 434-5623.

                                                              Sincerely,

                                                              James J. Atkinson
                                                              President

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101
                                 (800) 915-6565

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                 August 17, 2000

         Guinness Flight Asia Blue Chip Fund (the "Fund") will hold a Special Meeting of Shareholders (the "Meeting") on August 17, 2000 at 9:00 a.m. Pacific time at the offices of the Fund located at 225 South Lake Avenue, Suite 777, Pasadena, California 91101.

         At the Meeting, shareholders will be asked to consider and act upon the following proposal:

                    To approve an amendment to the Fund's fundamental investment objective.

         Shareholders of the Fund will also be asked to transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees of Guinness Flight Investment Funds (the "Trust") has fixed the close of business on July 12, 2000 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share that they own on the Record Date. Please read the full text of the accompanying Proxy Statement for a complete understanding of this proposal.

         Whether or not you expect to be present at the Meeting, please fill in, sign, date and promptly return the enclosed proxy card in the postage paid return envelope enclosed in order to avoid the additional expense of further proxy solicitation, and to ensure that a quorum will be present at the Meeting and a maximum number of shares may be voted. It is most important and in your best interest to sign your proxy card and return it. You may also vote your shares by phone at 1-800-690-6903, by fax at 626-795-0593, or via the internet at http//www.proxyvote.com. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund at 1-800-434-5623. A proxy is revocable at any time prior to its use.


Dated:   July 20, 2000
                                              By Order of the Board of Trustees,



                                              James J. Atkinson
                                              President

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101
                                 (800) 915-6565

                                 PROXY STATEMENT

                               Dated July 20, 2000

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 August 17, 2000

GENERAL INFORMATION:

         The Board of Trustees of Guinness Flight Investment Funds, a Delaware business trust (the "Trust"), is soliciting your proxy for use at a Special Meeting of Shareholders (the "Meeting") of Guinness Flight Asia Blue Chip Fund (the "Fund") to be held for the purpose of approving a proposal that has already been approved by the Board of Trustees of the Trust. For your convenience, we have divided this Proxy Statement into four parts

                  Part 1-- An Overview
                  Part 2-- The Proposal
                  Part 3-- More on Proxy Voting
                  Part 4-- Additional Information

         Your vote is important! You should read the entire Proxy Statement before voting. If you have any questions, please call the Fund at 1-800-915-6565. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone, telegraph or personal interview. The costs of solicitation will be borne by the Fund.

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting to be held on August 17, 2000 at 9:00 a.m. Pacific time at the offices of the Fund located at 225 South Lake Avenue, Suite 777, Pasadena, California 91101.

         We began mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about July 20, 2000.

         The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC's New York Regional

Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, DC 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov, at prescribed rates. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room.

         The Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 1-800-915-6565 or write to the Fund at 225 South Lake Avenue, Suite 777, Pasadena, California 91101.

PART 1   - AN OVERVIEW

         At the Meeting, shareholders will be asked to consider and act upon the following proposal:

                    To approve an amendment to the Fund's fundamental investment objective.

         Shareholders of the Fund will also be asked to transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on July 12, 2000 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.


PART 2  -  THE PROPOSAL

APPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE

         At a meeting held on June 28, 2000 the Trustees of the Trust unanimously approved, and voted to recommend that the shareholders of the Fund approve, a change in the Fund's fundamental investment objective.

CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE

         The current fundamental investment objective of the Fund is as follows:

                  The Asia Blue Chip Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of established and sizeable companies that are located in Asia.

         This investment objective is fundamental, which means that it cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See definition below under the subheading "REQUIRED VOTE."

PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVE AND NONFUNDAMENTAL INVESTMENT POLICY

         It is proposed that the Guinness Flight Asia Blue Chip Fund change the above fundamental investment objective to the following fundamental investment objective and nonfundamental investment policy:

                        Fundamental Investment Objective

                    The  Fund's   investment   objective  is  long-term  capital
                    appreciation.

                        Nonfundamental Investment Policy

                    The Fund  seeks  to  achieve  its  investment  objective  by investing primarily in equity securities of companies located in Asia that will help to shape and benefit from the regional and global development of the New Economy.

WHAT IS THE NEW ECONOMY?

         The New Economy consists of those companies that use communications technology to create global competition. New Economy participants strive to innovate in a competitive environment. New Economy companies recognize that rapid change is constant and understand that these advances are what will drive the global market. The New Economy centers on the use and development of intelligent technology that adds significant value to the global society.

WHAT IS A NEW ECONOMY COMPANY?

         The Fund will invest in a company that:

          o leverages new technology, either by creating it or by using it effectively to change the company's business model and benefit from the technology;

          o is information-driven and digitally focused, connecting itself to the developing innovations in new technologies and harnessing the advantages gained;

          o demonstrates throughout its business the priority of information and intellectual capital over traditional industrial manufacturing capabilities to compete in the global economy.

REASONS FOR THE PROPOSAL

         The proposed changes are intended to maximize the Fund's ability to be responsive to market opportunities as well as to increase the flexibility available in managing the Fund.

         The New Economy in Asia is in its infancy. The Fund's manager believes that, while the New Economy has developed more rapidly outside of Asia to date, the fluid nature of the global economic landscape has begun to lay the foundations for the emergence of Asia's own New Economy. The region is already a key manufacturer and supplier of the technology hardware so vital to the New Economy around the world. Furthermore, old economy businesses that can see the onset of the New Economy are restructuring themselves to better compete within the new dynamic regionally and globally.

         In the opinion of the Fund's manager, the current Asian market is undervalued at this critical point in its evolution. Asia enters this next great period of development armed with a more valuable form of capital than the inexpensive labor that it traditionally offered its global partners. Rather, Asia is now a center of rapid technological growth as the drive to create new ideas accelerates. If the proposed amendment is adopted by shareholders of the Fund, the Fund could then take advantage of this fundamental shift in philosophy and reap the benefits as the core competencies that exist in Asian technological development continue to expand.

         Making the new investment policy nonfundametal would avoid the delay and expense of a shareholder vote in the event of the need to modify the Fund's permissible investments in Asian securities at some time in the future. The increased flexibility provided by the proposed amendment will allow the Trustees to react more quickly to any changes in market conditions as well as to take advantage of any additional investment opportunities. Adoption of the proposed amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders.

BOARD CONSIDERATIONS:

         In  voting  to  approve  the  proposed  change  to the  Fund's  current fundamental investment objective and investment policy, the Board of Trustees considered that the Fund would have the ability to better position itself to capitalize  on investment  opportunities  if it had the ability to invest in the securities of Asian companies that are seeking to take advantage of technological innovations, and concluded that such investment policy would be in the best interests of the Fund and its shareholders. Furthermore, the Board recognized that the proposed change will give it the flexibility to make future changes in nonfundamental investment policies without the expense of obtaining shareholder approval each time a change is desired. Since shareholders will still receive notice of any investment policy changes, the Board concluded that although there is no present intention of recommending any investment policy changes other than the proposed amendment referred to in this Proxy Statement, in the event that such intention should arise in the future, this flexibility will save the Fund money and will make it easier for the Fund's portfolio managers to utilize new investment policies and techniques to respond more rapidly to changing market conditions.

ADDITIONAL RISKS OF INVESTING IN THE NEW ECONOMY FUND

         The Fund manager will invest primarily in medium to large market capitalization companies (companies with market capitalizations greater than U.S. $1 billion) but may from time to time invest in smaller capitalization issues (companies with market capitalization less than U.S. $1 billion).

         As a general rule, investments in stock of small cap companies are more risky than investments in the stock of larger companies (those with a market value of greater than U.S. $1 billion) for the following reasons, among others:

          o Limited Product Line. Small cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or down turns;

          o Illiquidity. The stock of small cap companies may be traded less frequently than that of larger companies; and

          o Limited Resources. Small cap companies have more limited financial resources.

         The Fund will invest in companies from a variety of sectors poised to benefit from the New Economy. Many of these companies may be technology or telecommunications related and as such the Fund may be concentrated in these companies. Such a concentration would cause the Fund to exhibit more volatility and fluctuation on a day-to-day basis than a more broadly diversified fund. Furthermore, because of the increasing rate of technological innovation, the products of technology companies are subject to intense pricing pressure and may become obsolete at a more frequent rate than other types of companies. In addition, such companies tend to be capital intensive and, as a result, may not be able to recover all capital investment costs.

RELATED CHANGES

         Subject to shareholder approval of the proposed change in investment objective, the Fund's name will be changed to "Guinness Flight Asia New Economy Fund". Although linked to the Fund's change in investment objective and investment policy, the change in name does not require shareholder approval and hence does not appear as a proposal in this Proxy Statement.

REQUIRED VOTE

         Adoption of the proposal requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting.

         If the proposal is not approved by the shareholders of the Fund, the Fund will continue to adhere to its current investment objective and will not change its name.

         Thus, for the reasons set forth in this Proxy Statement, the Board recommends that the shareholders of the Fund vote in favor of the approval of the proposal to amend the Fund's investment objective.

PART 3  -  MORE ON PROXY VOTING

A.       Who Can Vote:

         Only shareholders of record of the Fund at the close of business on the Record Date, July 12, 2000, may vote at the Meeting. As of the Record Date, the Fund had 877,660.872 shares of beneficial interest issued and outstanding, each share being entitled to one vote:

B.       Information Concerning Outstanding Shares:

         To the best knowledge of the Fund, no person beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date. As of the Record Date, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

C.       Quorum Requirements:

         At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not present at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

         If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, a broker "non-vote" and abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

D.       The Proxy Solicitation Process:

         The Board of Trustees of the Trust is soliciting your proxy to vote on the matter described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Fund, the Fund's investment advisor, their affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. Such individuals will receive no additional compensation from the Fund for soliciting your proxy vote.

         If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. You may also vote your shares by phone at 1-800-690-6903, by fax at 626-795-0593, or via the internet at
http//www.proxyvote.com. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund at 1-800-434-5623. A proxy is revocable at any time prior to its use.

PART 4  -  ADDITIONAL INFORMATION:

A.       The Investment Advisor, Administrator and Distributor:

         The names and addresses of the Fund's Investment Advisor, Administrator and Distributor are as follows:

         Investment Advisor:         MAIN OFFICE:
                                     Investec Asset Management, U.S. Limited
                                     2 Gresham Street
                                     London, EC2V 7QP
                                     England

                                     U.S. OFFICE:
                                     Investec Asset Management, U.S. Limited
                                     225 S. Lake Avenue, Suite 777
                                     Pasadena, CA  91101

         Administrator:              Investment Company Administration, L.L.C.
                                     2020 East Financial Way, Suite 100
                                     Glendora, CA  91741

         Distributor:                First Fund Distributors, Inc.
                                     4455 East Camelback Road, Suite 261-E
                                     Phoenix, AZ 85018


B.       Submission of Proposals for the Next Meeting:

         Under the Trust's Declaration of Trust, and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to Guinness Flight Investment Funds at 225 S. Lake Avenue, Suite 777, Pasadena, CA, 91101, and must be received within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or Proxy Statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a Proxy Statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

                                           By Order of the Board of Trustees



                                           James J. Atkinson
                                           President

GUINNESS FLIGHT INVESTMENT FUNDS
ASIA BLUE CHIP FUND
MEETING:  AUGUST 17, 2000 AT 9:00 AM
                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Guinness Flight Asia Blue Chip Fund (the "Fund") hereby appoints Mr. James J. Atkinson and Mr. Alex Chaloff, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on August 17, 2000 at 9:00 a.m. Pacific time at the offices of the Fund located at 225 South Lake Avenue, Suite 777, Pasadena, California and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. The undersigned hereby revokes any proxy previously given.


Please vote by filling in the appropriate box below.




Proposal

To approve an amendment to the Fund's fundamental         FOR   AGAINST  ABSTAIN
investment objective.                                     [  ]    [  ]     [  ]




                                              Date: ______________________, 2000



                                            PLEASE SIGN IN THE BOX BELOW
                                        Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                        ________________________________________
                                        Signature(s) Title(s), if applicable